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                                                                    Exhibit 10.1
                           LEASE OF CAFFEY WAREHOUSE

                    HIGHWAY 58 EAST, HENRY COUNTY, VIRGINIA


     THIS LEASE made this 14th day of March, 1994, by and between FRED B. CAFFEY, of Martinsville, Virginia, hereinafter referred to as "Lessor," and HOOKER FURNITURE CORPORATION, of Martinsville, Virginia, hereinafter referred to as "Lessee."

                                    RECITALS

     1. Lessor is the sole owner of the premises hereinafter described and desires to lease the same Lessee for storage and/or its manufacturing business.

     2. The parties hereto desire to set forth the agreement between them concerning the lease of said property.

     3. It is the purpose of this agreement to set forth the terms and conditions of this lease.

     IN CONSIDERATION of the mutual covenants and promises contained herein, the parties agree as follows:

                                   ARTICLE ONE

                               SUBJECT AND PURPOSE

     Lessor leases to Lessee the building known as Caffey Warehouse situated on Highway #58 in Henry County, Virginia.

     All that said warehouse containing 125,000 square feet, which is the entire square footage of said warehouse, and the right of ingress and egress thereto.

     It is understood and agreed that Lessee shall have the right to use the parking lot situated on the premises, and Lessee has the responsibility of maintaining the parking lot and grounds surrounding said building. In addition, Lessee shall have use of all toilets situated in the warehouse and must maintain the same in a clean and sanitary condition throughout the term hereof. Map of said property attached. Described as Tract "B", 12,467 acres.

                                   ARTICLE TWO

                        TERM, RENT AND OPTION TO PURCHASE

     Lessor demises the above premises for a term of three years, commencing May 1, 1994, and terminating April 30, 1997, at a monthly

                              [MAP APPEARS HERE]
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rental of $22,500.00 ($.18 per square foot), due and payable on the first of each month. The total rental amount for this term will be $810,000.00. Should any installment of rent not be paid by the 10th day of any month, Lessee shall pay a late charge of 5% of the delinquent installment. All rental payments shall be made to Lessor at 407 Starling Avenue, Martinsville, VA 24112.

     Lessee has option to purchase said property for $2,050,000.00 if Lessor is notified at least six months before expiration of said lease. If option is exercised a $.02 per square foot per month will be credited ($90,000.00) toward the purchase price of $2,050,000.00. The net purchase price will be $1,960,000.00. It is agreed that Lessor has the option of making an IRS 1031 Starker Tax deferred exchange with Lessor bearing the expense of said exchange. Closing will occur within thirty (30) days of expiration of lease with taxes and rent being pro-rated. The Lessor shall convey the property by General Warranty Deed with English Covenants of title.

                                  ARTICLE THREE

                     ALTERATIONS, ADDITIONS AND IMPROVEMENTS

     Lessee shall not alter, add ot, or make improvements upon the demised premises without first obtaining the express written consent of Lessor. Further, should Lessor grant his consent to any such alterations, additions, or improvements placed on the premises by Lessee, it shall be at the sole expense of Lessee.

                                  ARTICLE FOUR

                                     REPAIRS

     Lessee covenants and agrees to make all necessary repairs to the premises of all descriptions as needed, including, but not limited to, all docks and overhead doors. Lessor agrees to the contract dated 4/4/94 with National Roof Coaters of St. Albans, West Virginia, for $ 93,352.00 Any subsequent repairs to the roof will be the responsibility of Lessee. Further, Lessee agrees at the termination of this lease to return the demised premises to Lessor in the same condition which they were at the commencement of this lease, less any reasonable wear and tear. Lessee further agrees to maintain the premises in a good state of cleanliness and good order. In addition, should

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Lessee during the term of this lease damage the premises for whatever reason, then it shall be liable for such damages and shall make all necessary repairs to restore the premises to their undamaged condition, with the full written approval of Lessor as to such damage repairs. Lessee agrees to maintain and make necessary repairs to the sprinkler system.

                                  ARTICLE FIVE

                                    UTILITIES

     All applications and connections for necessary utility services used by Lessee on the demised premises shall be made in the name of Lessee only, and Lessee shall be solely liable for utility charges as they become due, including those for sewer, water, gas, electricity and telephone services, if any.

                                   ARTICLE SIX

                                      TAXES

     Lessor shall pay all real estate taxes levied against the demised property, except Lessee shall be liable for any increase in real estate taxes as a result of a higher assessment for improvements or alterations placed on the demised premises by Lessee with Lessor's written permission. All other taxes and levies for personal property and fixtures of whatever description shall be the sole responsibility of Lessee.

                                  ARTICLE SEVEN

                                    INSURANCE

     During the term of this lease, Lessor shall maintain at his sole expense fire and extended coverage insurance covering the demised premises. Such insurance shall only cover the improvements upon the demised premises, and such other fire insurance to cover the tangible personal property, including equipment and fixtures placed on the premises by Lessee, shall be carried by Lessee at its sole expense. Further, Lessee shall maintain adequate insurance coverage to protect the demised premises as a result of any damages caused by its activities and its occupancy and use of the premises. In addition, should Lessor be required to pay higher rates for fire and extended coverage insurance covering the demised premises as a result of the activities or use and occupancy of the premises by Lessee, then Lessee shall be liable to reimburse Lessor for any such increase in insurance costs.

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     Lessor and Lessee hereby mutually release and discharge each other from any liabilities arising from leased premises.

     Lessee shall at its sole expense maintain liability insurance coverage, which shall be so drawn so as to provide insurance protection to Lessee as well as Lessor as a result of injuries to third persons, including other tenants, or property damages to such third persons and other tenants resulting from the negligent acts of Lessee, its employees, agents or invitees.

                                  ARTICLE EIGHT

                         UNLAWFUL OR DANGEROUS ACTIVITY

     Lessee shall neither use nor occupy the demised premises or any part thereof for any unlawful, disreputable, or ultra-hazardous business purpose nor operate or conduct its business in a manner constituting a nuisance of any kind. Lessee shall immediately, on discovery of any unlawful, disreputable, or ultra-hazardous use, take action to halt such activity.

                                  ARTICLE NINE

                                    INDEMNITY

     Lessee shall indemnify Lessor against all expenses, liabilities and claims of every kind, including reasonable counsel fees, by or on behalf of any person or entity, arising out of either (1) a failure by Lessee to perform any of the terms or conditions of this lease, (2) any injury or damage happening on or about the demised premises due solely to the negligence of the Lessee, (3) failure to comply with any law of any governmental authority, or (4) any mechanic's lien or security interest filed against the demised premises or equipment, materials for alterations of buildings, or improvements thereon.

                                   ARTICLE TEN

                                DEFAULT OR BREACH

     Each of the following events shall constitute a default or breach of this lease by Lessee:

     1. If Lessee, or any successor or assignee of Lessee, while in possession, shall file a petition in bankruptcy or insolvency or for reorganization under any bankruptcy act, or shall voluntarily take advantage of any such act by answer or otherwise, or shall make an assignment for the benefit of creditors.

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     2. If involuntary proceedings under any bankruptcy law or insolvency act shall be instituted against Lessee, or if a receiver or trustee shall be appointed of all or substantially all of the property of Lessee, and such proceedings shall not be dismissed or the receivership or trusteeship vacated within thirty (30) days after the institution or appointment.

     3. If Lessee shall fail to pay Lessor any rent or additional rent when the rent shall become due and shall not make the payment within thirty (30) days after notice thereof by Lessor to Lessee.

     4. If Lessee shall fail to perform or comply with any of the conditions of this lease and if the nonperformance shall continue for a period of thirty (30) days after notice thereof by Lessor to Lessee or, if the performance cannot be reasonably had within the 30-day period, Lessee shall not in good faith have commenced performance within the 30-day period and shall not diligently proceed to completion of performance.

     5. If Lessee shall vacate or abandon the demised premises.

     6. If this lease or the estate of Lessee hereunder shall be transferred to or shall pass to or devolve on any other person or party, except in the manner herein permitted.

                                 ARTICLE ELEVEN

                                EFFECT OF DEFAULT

     In the event of any default hereunder, as set forth in Article Ten, the rights of Lessor shall be as follows:

     1. Lessor shall have the right to cancel and terminate this lease, as well as all of the right, title and interest of Lessee hereunder, by giving the Lessee not less than ten (10) days' notice of the cancellation and termination. On expiration of the time fixed in the notice, this lease and the right, title and interest of Lessee hereunder shall terminate in the same manner and with the same force and effect, except as to Lessee's liability, as if the date fixed in the notice of cancellation and termination were the end of the term herein originally determined.

     2. Lessor may elect, but shall not be obligated, to make any payment required of Lessee herein or comply with any agreement, term or condition required hereby to be performed by Lessee, and Lessor shall

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have the right to enter the demised premises for the purpose of correcting or remedying any such default and to remain until the default has been corrected or remedied, but any expenditure for the correction by Lessor shall not be deemed to waive or release the default of Lessee or the right of Lessor to take any action as may be otherwise permissible hereunder in the case of any default.

     3. Lessor may re-enter the premises immediately and remove the property and personnel of Lessee, and store the property in a public warehouse or at a place selected by Lessor, at the expense of Lessee. After re-entry, Lessor may terminate the lease on giving ten (10) days' written notice of termination to Lessee. With the notice, re-entry will not terminate the lease. On termination, Lessor may recover from Lessee all damages approximately resulting from the breach, including the cost of recovering the premises, and the worth of the balance of this lease over the reasonable rental value of the premises for the remainder of the lease term, which sum shall be immediately due Lessor from Lessee. Notwithstanding the rights of Lessor hereunder relative to re-entry and termination, he may elect not to re-enter and not to terminate this lease, but to hold Lessee liable for the payment of the full rental for the remainder of the term of this lease.

     4. After re-entry, Lessor may relet the premises or any part thereof for any term without terminating the lease, at the rent and on the terms as Lessor may choose. Lessor may make alterations and repairs to the premises. The duties and liabilities of the parties if the premises are relet as provided herein shall be as follows:

          (a) In addition to Lessee's liability to Lessor for breach of the lease, Lessee shall be liable for all expenses of the reletting, for the alterations and repairs made, and for the difference between the rent received by Lessor under the new lease agreement and the rent installments that are due for the same period under this lease.

          (b) Lessor shall have the right, but shall not be required, to apply the rent received from reletting the premises (1) to reduce the indebtedness of Lessee to Lessor under the lease, not including indebtedness for rent, (2) to expenses of the reletting and altera-tions and repairs made, (3) to rent due under this lease, or

     (4) to payment of future rent under this lease as it becomes due.

     If the new Lessee does not pay a rent installment promptly to Lessor, and the rent installment has been credited in advance of payment to the indebtedness of Lessee other than rent, or if rentals from the new Lessee have been otherwise applied by Lessor as provided for herein and during any rent installment period are less than the rent payable for the corresponding installment period under this lease, Lessee shall pay Lessor the deficiency, separately for each rent installment deficiency period, and before the end of that period. Lessor may at any time after a reletting terminate the lease for the breach on which Lessor had based the re-entry and subsequently relet the premises.

                                 ARTICLE TWELVE

                   ACCESS TO PREMISES: SIGNS POSTED BY LESSOR

     Lessee shall permit Lessor or his agents to enter the demised premises at all reasonable hours to inspect the premises or make repairs that Lessee may neglect or refuse to make in accordance with the provisions of this lease, and also to show the premises to prospective purchasers or tenants. Lessee shall, within two months prior to expiration of the term, permit the usual notice of "For Rent" and "For Sale" to be placed on the demised premises and to remain thereon without hindrance and molestation.

                                ARTICLE THIRTEEN

                                     WAIVERS

     The failure of Lessor to insist on a strict performance of any of the terms and conditions hereof shall be deemed a waiver of the rights or remedies that Lessor may have regarding that specific instance only, and shall not be deemed a waiver of any subsequent breach or default in any terms and conditions.

                                ARTICLE FOURTEEN

                        ASSIGNMENT, MORTGAGE OR SUBLEASE

     Neither Lessee nor its successors or assigns shall assign, mortgage, pledge or encumber this lease or sublet the demised premises

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in whole or in part, or permit the premises to be used or occupied by others, nor shall this lease be assigned or transferred by operation of law without the prior consent in writing of Lessor in each instance. Such consent shall not be unreasonably withheld by the Lessor. If this lease is assigned or transferred, or if all or any part of the demised premises is sublet or occupied by anybody other than Lessee, Lessor may, after default by Lessee, collect rent from the assignee, transferee, subtenant, or occupant, and apply the net amount collected to the rent reserved herein, but no such assignment, subletting, occupancy, or collection shall be deemed a waiver of any agreement or condition hereof, or the acceptance of the assignee, transferee, subtenant, or occupant as Lessee. Lessee shall continue to be liable hereunder in accordance with the terms and conditions of this lease and shall not be released from the performance of the terms and conditions hereof. The consent by Lessor to an assignment, mortgage, pledge, or transfer shall not be construed to relieve Lessee from obtaining the express written consent of Lessor to any future transfer of interest.

                                 ARTICLE FIFTEEN

                             SURRENDER OF POSSESSION

     Lessee shall, on the last day of the term, or on earlier termination and forfeiture of the lease, peaceably and quietly surrender and deliver the demised premises to Lessor free of subtenancies, including all buildings, additions, and improvements constructed or placed thereon by Lessee, except movable trade fixtures, all in good condition and repair. Any trade fixtures or personal property not used in connection with the operation of the demised premises and belonging to Lessee, if not removed within thirty (30) days at the termination or default, and if Lessor shall so elect, shall be deemed abandoned and become the property of Lessor without any payment or effect therefor. Lessor may remove such fixtures or property from the demised premises and store them at the risk and expense of Lessee if Lessor shall not so elect. Lessee shall repair and restore all damage to the demised premises caused by the removal of equipment, trade fixtures, and personal property.

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                                 ARTICLE SIXTEEN

                                  CONDEMNATION

     In the event of a taking by eminent domain in whole or in part of the leased premises or the building of which they are a part (or a sale under threat thereof) or the parking lot appurtenant thereto, resulting in the leased premises becoming unsuitable for the use then being made of them by Lessee, then this lease shall automatically cease and terminate on the date title passes to the condemning authority. If there is a partial taking which does not result in the leased premises being rendered unsuitable for the use then being made of them by Lessee, then this lease shall continue, with a proportionate abatement of rent for that portion of the leased premises, if any, so taken.

                                ARTICLE SEVENTEEN

                    TOTAL AGREEMENT: APPLICABLE TO SUCCESSORS

     This lease contains the entire agreement between the parties and cannot be changed or terminated except by a written instrument subsequently executed by the parties hereto. This lease and the terms and conditions hereto apply to and are binding upon the heirs, legal representatives, successors, and assigns of both parties.

                                ARTICLE EIGHTEEN

                                 APPLICABLE LAW

     THIS AGREEMENT shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

                                ARTICLE NINETEEN

                                     NOTICES

     All notices permitted or required to be given hereunder shall be given in writing and sent by registered or certified mail, return receipt requested; if to Lessor, to 407 Starling Avenue, Martinsville, VA 24112, and if to Lessee, to P.O. Box 4708 Martinsville, VA 24115.

     IN WITNESS WHEREOF, Lessor has hereunto set his hand and seal, and Lessee has caused its corporate name to be signed by E. Larry Ryder,

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its Vice President, the day and year first above written.


(SEAL)                                      /s/ Fred B. Caffey
                                            ---------------------------------
                                            Fred B. Caffey



Lessor

CORPORATION - Lessee                        HOOKER FURNITURE


(SEAL)

                                            By /s/ E. Larry Ryder
                                              -------------------------------
                                              E. Larry Ryder
                                              Senior Vice President
                                              Finance and Administration

STATE OF VIRGINIA,

COUNTY/CITY OF MARTINSVILLE, TO WIT

     The foregoing instrument was acknowledged before me this 17th day of March, 1994, by Fred B. Caffey as Lessor herein.

     My Commission expires: March 31, 1995

                                            /s/ Rebecca V. Hartis
                                            ---------------------------------
                                                     Notary Public

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STATE OF VIRGINIA,

COUNTY/CITY OF MARTINSVILLE, TO-WIT:

     The foregoing instrument was acknowledged before me this 12th day of April, 1994, by E. Larry Ryder, Vice President of Hooker Furniture Corporation, on behalf of that corporation as Lessee herein.

     My Commission expires: 4/30/95

                                                /s/ JoAnne D. Gravely
                                            ---------------------------------
                                                     Notary Public

Addendum to lease of Caffey Warehouse Highway 58 East Henry county, Virginia dated March 14, 1994 by and between Fred B. Caffey (Lessor) and Hooker Furniture Corporation (Lessee) all of Martinsville, Virginia. This addendum only changes Article Two titled Term, Rent, and Option to Purchase. The remainder of said lease will remain in effect.

The above lease will be extended from May 1, 1997 to April 30, 1999 at 17(cents) per Square foot per month ($21,250.) Lessee has an option for an additional two years or purchase with 6 months notice required in either case before expiration of this addendum. If lease is renewed for an additional 2 years annualized cost of living adjustment (COLA) will be added to rent.


LESSOR
                                            /s/ Fred B. Caffey
                                            ---------------------------------
                                            Fred B. Caffey

Corporation Lessee                          Hooker Furniture Corporation

                                            By /s/ Edwin L Ryder
                                              -------------------------------
                                              E. Larry Ryder
                                              Senior Vice President
                                              Finance and Administration

State of Virginia,

county/city of Martinsville, To Wit

     The foregoing instrument was acknowledge before me this 20th day of Sept., 1996 by Fred B. Caffey as Lessor herein,

                             My commission expires: 1-31-97

                                                [SIGNATURE APPEARS HERE]
                                            ---------------------------------
                                                      Notary Public


State of Virginia,

county/city of                      , To Wit:
              ----------------------

     The foregoing instrument was acknowledge before me this ______ day of _______, 1996 by E. Larry Ryder, Senior Vice President of Hooker Furniture Corporation, on behalf of that Corporation as Lessee herein.

                             My commission expires:
                                                   -------------------------


                                            ---------------------------------
                                                      Notary Public

Addendum 2 to lease of Caffey Warehouse located Highway 58 East Henry County, Virginia dated March 14, 1994 by and between Fred E. Caffey (Lessor) and Hooker Furniture Corporation (Lessee) all of Martinsville, Virginia. Lessee has requested installing an enclosed finishing area for furniture in said property which includes using flammable materials. With proper governmental approval Lessor has granted permission with the following provisions:

(1) Lessee agrees to bear the cost of insurance formerly provided by Lessor as describe in the first sentence of Section 7 Titled Insurance.

(2) Lessee agrees if and when lessee vacates the property any environmental problems created by said addition will be cleaned up to governmental requirements at lessees expense.

This addendum is in effect starting December 19, 1997


Lessor
                                            /s/ Fred B. Caffey
                                            ---------------------------------
                                                 Fred B. Caffey
Hooker Furniture Corporation
Lessee
                                            ---------------------------------
                                                 E. Larry Ryder
                                                 Senior Vice President
                                                 Finance and Administration


State of Virginia,
county/city of Martinsville, To Wit

    The foregoing instrument was acknowledge before me this 22nd day of December, 1997 by Fred B. Caffey as Lessor herein,

                     My commission expires: 1-31-2001   [SIGNATURE APPEARS HERE]
                                           ------------------------------------
                                            Notary Public



State of Virginia,

county/city of                  , To Wit
              ------------------

     The foregoing instrument was acknowledge before me this _______ day of ________________,1997 by E. Larry Ryder, Senior Vice President of Hooker Furniture Corporation, on behalf of that Corporation as Lessee herein.

                     My commission expires:
                                           ------------------------------------
                                            Notary Public